                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  --------------

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported):  November 13, 1998
                                                             -----------------


                        ANDREA ELECTRONICS CORPORATION
                       --------------------------------
               (Exact Name of Registrant as Specified in Charter)


      New York                     1-4324                 11-0482020
-------------------               ---------               -----------
(State or Other Jurisdiction     (Commission            (IRS Employer
 of Incorporation)               File Number)           Identification No.)

  45 Melville Park Road, Melville, New York                     11747
----------------------------------------------                ---------
   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (516) 719-1800
                                                     --------------

                              Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

    On November 24, 1998, Andrea Electronics Corporation (the "Company") issued a press release announcing the appointment of Christopher P. Sauvigne to the office of President and Chief Operating Officer of the Company and to the Board of Directors of the Company. A copy of this press release is attached as Exhibit
99.1 to this Report.

     At the annual meeting of shareholders of the Company on November 13, 1998, the shareholders elected as directors of the Company the following individuals:
Frank A.D. Andrea Jr. (9,596,026  shares for, 674,963 shares withheld);  Douglas
J. Andrea (9,620,818 shares for, 650,171 shares withheld); John N. Andrea (9,599,121 shares for, 671,868 shares withheld); Christopher Dorney (9,736,670 shares for, 534,319 shares withheld); Gary Jones (9,739,070 shares for, 531,919 shares against); Scott Koondel (9,735,270 shares for, 535,719 shares withheld); Paul Morris (9,730,170 shares for, 540,819 shares withheld); Patrick D. Pilch (9,566,719 shares for, 704,270 shares withheld); and Jack Lahav (9,733,470 shares for, 537,519 shares or withheld). In addition, the shareholders authorized the following: an amendment to the Restated Certificate of Incorporation, as amended, of the Company to increase the authorized shares of Common Stock to 25,000,000 shares from 15,000,000 shares (5,414,508 shares for, 1,109,896 shares against, 72,194 shares abstained, and 3,674,391 broker nonvoted shares); an amendment to the Restated Certificate of Incorporation, as amended, of the Company to permit the issuance of up to 5,000,000 shares of Preferred Stock (5,143,466 shares for, 1,360,993 shares against, 92,139 shares abstained, and 3,674,391 broker nonvoted shares); and the adoption of the Andrea Electronics Corporation 1998 Stock Option Plan (5,262,714 shares for, 1,218,166 shares against, 115,718 shares abstained, and 3,674,391 broker nonvoted shares). The shareholders also ratified the selection of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 1998 (9,990,777 shares for, 182,304 shares against, and 97,908 shares abstained).

        In June 1998, the Company issued and sold in a private placement, $10,753,000 aggregate principal amount of 6% Convertible Notes ("Notes") due June 10, 2000. As of November 27, 1998, $9,253,000 of the Notes, together with related accrued interest, had been converted into 2,097,000 shares of the Company's common stock. The maximum number of shares of the Company's common stock issuable upon conversion of the remaining $1,500,000 of the Notes outstanding is 3,000 shares.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:

     Exhibit
     Number                Description
     ------                -----------

3.1     Certificate of Amendment of the Certificate of Incorporation
                     of the Company.

3.2     By-Laws of the Company, as amended.

      10.1         Employment Agreement, between the Company and Christopher P.
                   Sauvigne, dated as of November 20, 1998.

      99.1         Press release dated November 24, 1998.

                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 30, 1998         ANDREA ELECTRONICS CORPORATION
                                --------------------------------
                                  (Registrant)


                                 /s/ John N. Andrea
                                --------------------------------
                                  John N. Andrea
                                  Co-Chairman, Co-Chief Executive Officer